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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 12, 2003
                                                          --------------


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



             Delaware                   1-15827                38-3519512
             --------                   -------                ----------
(State or other jurisdiction of       (Commission             (IRS Employer
          incorporation)              File Number)          Identification No.)



 17000 Rotunda Drive, Dearborn, Michigan                         48120
-----------------------------------------                      ---------
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------


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ITEM 5. OTHER EVENTS.

         On March 12, 2003, we issued a press release announcing that our Board of Directors had elected Marla C. Gottschalk to the Board and a press release reporting that our Board of Directors had declared a cash dividend. These press releases, filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, are incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated March 12, 2003
99.2                       Press release dated March 12, 2003


















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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     VISTEON CORPORATION




Date: March 12, 2003                 By:   /s/ Stacy L. Fox
                                          --------------------------------------
                                          Stacy L. Fox
                                          Senior Vice President,
                                          General Counsel and Secretary










                                       3
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                                  EXHIBIT INDEX


Exhibit No.                                Description                          Page
-----------                                -----------                          ----
Exhibit 99.1                          Press Release dated
                                      March 12, 2003

Exhibit 99.2                          Press Release dated
                                      March 12, 2003
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